SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 1, 2016

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 1, 2016, the Board of Directors (“Board”) of Evolving Systems, Inc. (“Company”) adopted a resolution promoting Thomas Thekkethala, President of the Company, to the position of Chief Executive Officer.  Mr. Thekkethala joined the Company on September 30, 2015 in connection with the Company’s acquisition of RateIntegration, Inc., d/b/a Sixth Sense Media, and serves on the Company’s Board.

Mr. Thekkethala, 53, has over 25 years of experience in financing and building enterprise software companies. He was a founding investor, Chairman and CEO at Sixth Sense Media where he oversaw the company’s strategy and global operations from February 2004 to September 2015. Prior to Sixth Sense Media, from December 1999 to the present, he was Founder and Managing General Partner at JT Ventures, an early stage technology venture fund where he led investments in Allegro (acquired by Cisco), Fidelia (acquired by NetScout) and Ibrix (acquired by HP). Mr. Thekkethala also co-founded telecom software companies SRG, Inc. and Consolidated Communication Systems and Services (CCSS) in 1991 and 1994, respectively, where he developed the product vision and market strategy, and led the companies to their successful acquisitions in 1994 and 1997, respectively.  Mr. Thekkethala started his career at an early-stage wireless carrier that grew to a market leader before its acquisition by Ameritech (now ATT Wireless).  He holds a Bachelors in Electrical Engineering and a Masters in Information Management from Washington University, St. Louis.

Thaddeus Dupper, who has served as the CEO of the Company since 2007, stepped down as the CEO effective January 1, 2016, and will continue to serve as the Company’s non-executive Chairman of the Board. The Company entered into a Consulting Agreement with Mr. Dupper to provide consulting services to the Company on an as-needed basis.  A copy of the Consulting Services Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Mr. Dupper will be paid severance in accordance with his employment agreement.  The full text of Mr. Dupper’s employment agreement, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 19, 2011, is incorporated herein by this reference.

The Board also promoted Daniel J. Moorhead, Vice President of Finance & Administration to Chief Financial Officer and entered into an employment agreement with Mr. Moorhead.

Mr. Moorhead, 43, was appointed to serve as Vice President of Finance & Administration on December 1, 2011. He served as Corporate Controller for the Company from 2002 to 2005 and re-joined the Company in December 2008 in this same role. In this position, he was responsible for all accounting functions including SEC filings and Sarbanes-Oxley compliance. From August 2005 to November 2008, he was Chief Financial Officer for High Country Club, a destination club.  Prior to 2002, he was the Assistant Controller at Convergent Communications and Auditor at Malouff and Co., P.C.  Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

Pursuant to the employment agreement, the Company and Mr. Moorhead agreed to the following:

•                  Mr. Moorhead will receive annual base salary of $200,000 and be eligible for incentive compensation of up to 50% of his base compensation upon achievement of quarterly and annual incentive compensation targets established by Evolving Systems’ Board of Directors.

•                  Mr. Moorhead will be employed “at-will.”

•                  If the Company terminates Mr. Moorhead’s employment for reasons other than cause or disability, or Mr. Moorhead resigns for “Good Reason,” as defined in the employment agreement, the Company will pay Mr. Moorhead severance equal to 12 months of his base salary and 100% of his target incentive compensation (collectively referred to in the employment agreement as “Base Severance”). The Company will also pay a proportionate amount of Mr. Moorhead’s health and dental insurance premiums, based upon the same proportion the Company paid at the time Mr. Moorhead’s employment was terminated, for a period of 12 months, or until Mr. Moorhead obtains substitute insurance. Severance and insurance premium payments will be made in equal installments over the 12 month period, based upon the Company’s normal payroll practices.

•                  In the event of the occurrence of a Change in Control, as defined in the employment agreement, 50% of Mr. Moorhead’s then unvested stock options, stock appreciation rights, shares of restricted stock and any other unvested equity awards, if any, will vest. In addition, in the event the Company terminates Mr. Moorhead’s employment without Cause or Mr. Moorhead resigns for Good Reason (each as defined in the employment agreement) within 180 days before or 365 days after a Change of Control, he will be entitled to receive Base Severance as well as additional severance (referred to in the employment agreement as “Enhanced Severance”) equal to 6 months of his base salary and 50% of his target incentive compensation in the year of termination.  He will also be entitled to be reimbursed for expenses incurred for tax advice, in an amount not to exceed $7,500 and his unvested stock options, shares of restricted stock and any other unvested equity awards will vest.

•                  Mr. Moorhead agreed that following termination of employment he will not compete with the Company (as defined in the employment agreement), or solicit or entice any employee of the Company to leave the employ of the Company or interfere with the Company’s relationship with a customer during the period of time that Base Severance is paid, or, in the case of a Change of Control, during the extended period of Enhanced Severance.

The full text of the employment agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

A copy of the press release issued in connection with the announcement of the management changes described in this Item 5.02, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description
10.1	Consulting Services Agreement dated January 1, 2016, entered into between Evolving Systems, Inc. and Thaddeus Dupper
10.2	Employment Agreement dated January 1, 2016, entered into between Evolving

Systems, Inc. and Daniel J. Moorhead
99.1	Press release: “Evolving Systems Announces Leadership Transition”
99.2	Employment Agreement entered into between Evolving Systems, Inc. and Thaddeus Dupper, as filed as Exhibit 99.1 to the Registrant’s Form 8-K filed on May 19, 2011 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2016.

Evolving Systems, Inc.

	By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Consulting Services Agreement dated January 1, 2016, entered into between Evolving Systems, Inc. and Thaddeus Dupper
10.2	Employment Agreement dated January 1, 2016, entered into between Evolving Systems, Inc. and Daniel J. Moorhead
99.1	Press release: “Evolving Systems Announces Leadership Transition”
99.2	Employment Agreement entered into between Evolving Systems, Inc. and Thaddeus Dupper, as filed as Exhibit 99.1 to the Registrant’s Form 8-K filed on May 19, 2011 and incorporated herein by reference.